PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS

27.	PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS

The Company and its subsidiaries are involved in administrative and judicial proceedings and arbitrations arising from the normal course of business. The assessment of the likelihood of loss, carried out by the Company with the support of its legal advisors, considers the likelihood of the Company position being accepted at the end of the proceedings, considering the applicable legislation, the case law on the subject and the existing evidence. Due to their nature, these proceedings involve inherent uncertainties, including, but not limited to, decisions by courts and tribunals agreements between the parties involved and governmental actions and, as a result, Management cannot, at this stage, estimate the precise timing to conclude such proceedings.

27.1 Provisions

The lawsuits considered probable of loss are fully provisioned, under the terms of IAS 37 - Provisions, Contingent Liabilities and Contingent Assets, and have a tax, civil or labor nature. Cases are considered with a probable likelihood of loss when there is established or binding case law unfavorable to the position defended by the Company and its subsidiaries, or, in the case of factual or evidentiary disputes, when the Company and its subsidiaries do not have the necessary and sufficient evidence to prove the claimed right.

27.1.1 Main lawsuits with a probable likelihood of loss:

Taxes on sales: in Brazil, the Company and its subsidiaries are parties to various administrative and judicial proceedings related to ICMS, IPI, PIS and COFINS taxes, considered as probable likelihood of loss. Such proceedings include, among others, tax offsetting, appropriation of tax credits and alleged insufficient payment of the respective taxes.

Labor: the Company and its subsidiaries are parties to labor lawsuits considered likely to result in loss, involving former employees, including those from outsourced service providers. The main issues involve overtime and related effects and respective charges.

Civil: the Company and its subsidiaries are involved in civil proceedings considered as representing a probable likelihood of loss. The most relevant portion of these lawsuits was filed by former distributors, mainly in Brazil, mostly claiming damages resulting from the termination of their contracts with the Company.

Other taxes: refer to provisions for lawsuits concerning taxes unrelated to sales or income taxation. The uncertain tax treatments related to income taxes with a prognosis of probable loss have their value reported directly in the income tax and social contribution payable line, as per IFRIC 23 - Uncertainty on the Treatment of Income Taxes.

27.1.2 Provision changes

	Excise duties	Labor	Civil	Other taxes	Restructuring	Total

At December 31, 2023	282.3	149.9	340.2	202.3	3.3	978.0
CTA effect	-	1.3	0.3	12.5	0.7	14.8
Constituted provisions	148.6	294.7	144.8	39.8	24.7	652.6
Consumed provisions	(33.6)	(205.8)	(89.9)	(19.7)	(24.1)	(373.1)
Reversed provisions	(71.4)	(45.0)	(23.4)	(20.7)	-	(160.5)
Balance at December 31, 2024	325.9	195.1	372.0	214.2	4.6	1,111.8
CTA effect	-	(2.0)	(7.4)	(7.4)	(0.3)	(17.1)
Constituted provisions	423.0	285.1	273.0	275.3	23.3	1,279.7
Consumed provisions	(129.8)	(211.5)	(165.8)	(42.5)	(22.5)	(572.1)
Reversed provisions	(94.0)	(49.9)	(174.8)	(34.6)	-	(353.3)
Balance at December 31, 2025	525.1	216.8	297.0	405.0	5.1	1,449.0

27.1.3 Expected settlement of provision

	2025			2024
	Non-current	Current	Total	Non-current	Current	Total
Tax on sales	400.8	124.3	525.1	167.2	158.7	325.9
Labor	117.5	99.3	216.8	139.4	55.7	195.1
Civil	215.6	81.4	297.0	183.7	188.3	372.0
Other taxes	143.7	261.3	405.0	180.6	33.6	214.2
Total provision for disputes and litigation	877.6	566.3	1,443.9	670.9	436.3	1,107.2
Restructuring	-	5.1	5.1	-	4.6	4.6
Total provisions	877.6	571.4	1,449.0	670.9	440.9	1,111.8

The expected settlement of provisions was based on Management’s best estimate, in line with their internal and external legal advisors’ assessments, at the consolidated balance sheet date.

27.2 Contingencies

The Company and its subsidiaries maintain administrative and judicial disputes with fiscal authorities in Brazil related to certain tax positions adopted when calculating the income tax and social contribution, which, based on Management’s current evaluation, probably are going to be accepted in superior court decisions of last instance, considering the regular compliance with tax laws, case law, and evidence produced, in line with IFRIC 23 - Uncertainty over Income Tax Treatments. The Group is also part on tax proceedings related to other taxes, which involve possible loss risk, according to Management's assessment. To these uncertain tax treatments and possible contingencies there are no constituted provision, due to the prognosis assessment carried out. Such proceedings represent the following estimates:

	2025	2024

Income tax and social contribution	72,201.3	65,174.6
Value-added and excise duties	28,810.1	28,139.7
PIS and COFINS	1,876.5	2,032.5
Others	3,046.2	2,552.0
	105,934.1	97,898.8

Contingencies with a remote risk of loss are not disclosed, as the possibility of any settlement is remote, in accordance with IAS 37 - Provisions, Contingent Liabilities and Contingent Assets.

The Company and its subsidiaries have guarantee-insurance bonds and letters of guarantee for some legal proceedings, presented as guarantees on civil, labor and tax lawsuits.

27.2.1 Main contingencies with a possible risk of loss

The main proceedings classified with a possible loss probability are summarized in the tables below, along with their respective estimated values involved in the cases.

	Uncertainty over the treatment of income taxes In accordance with IFRIC 23 (note 13 - Income tax and social contribution)	Estimates (in million of Brazilian Reais)
#	Description of the main proceedings	2025	2024
1

Deductibility of IOC expenses

During the 2013 fiscal year, as approved in a General Meeting, the Company implemented a corporate restructuring aimed at simplifying its structure and unifying its share classes, among other objectives. One of the steps of this restructuring involved the exchange of shares and subsequent incorporation of the shares of its subsidiary Companhia de Bebidas das Américas into Ambev S.A. As a consequence of this operation, Ambev S.A. recognized in its accounting records the counterpart of the difference between the value of its shares issued for this exchange and the book value of the subsidiary's shares in equity, in accordance with IFRS 10 - Consolidated Financial Statements, under the item "adjustments to equity".

As a result of this restructuring, since 2019, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities (“RFB”) related to the interest on capital (“IOC”) deduction for calendar years 2014 to 2021. The assessments refer primarily to the accounting and corporate effects of the restructuring carried out by Ambev in 2013 and its impact on the increase in the deductibility of IOC expenses.

In all cases Ambev obtained partially favorable decisions at the first-level administrative court and filed appeals to the Lower Administrative Court. The appeals related to tax assessments involving calendar years 2014 and 2017 to 2021 await judgment by the CARF. The favorable portion of the decisions rendered by the first-level administrative court in these cases is subject to mandatory review by the CARF as well. With respect to the tax assessment involving calendar years 2015 and 2016, in May 2024 the company obtained an unfavorable decision on the merits under discussion, but favorable as it relates to the fines charged by the tax authorities, as the court decision cancelled the qualified penalties charged. In December 2024, the favorable portion of the decision became final, and the Company appealed the unfavorable portion to CARF. In October 2025, the Company was notified of CARF’s unfavorable decision and, with respect to the main merits of the discussion, appealed to the Upper Administrative Court (“CSRF”) which awaits analysis. For a portion of the discussion relating to calendar year 2015 that became final at the administrative level, the Company appealed to the judicial courts. In December 2025, the Company obtained an unfavorable decision at the first level judicial court that did not analyze the merits of this portion of the discussion based on the understanding that it was dependent on the result of the main merits that is still pending at the administrative level. The Company will continue to discuss at the judicial level. The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$30.8 billion as of December 31, 2025 (R$28.1 billion as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, continued to be applied by Ambev and affected subsequent calendar years to those assessed (2022 and 2023), during which the Company also distributed IOC and deducted them from the taxable base of its Income Tax. Therefore, if the deductibility of IOC is also questioned in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these potential new discussions would be consistent with the period already assessed. In December 2023, Provisional Measure 1,185, of August 2023, was converted into a law (No. 14,789/2023), which changes the basis for calculating Interest on Capital as of January 1, 2024, making this uncertain tax treatment limited to Interest on Capital calculated in accordance with legislation in force before the aforementioned law effective date.

		30,782	28,126

2

Disallowance of tax paid abroad

Since 2014, the Company has been receiving tax assessments, relating to calendar years from 2007 onwards, which disallow the use of foreign tax credits relating to income tax paid abroad by its controlled companies. The Company is challenging these assessments in the administrative and judicial courts. In November 2019, a final favorable decision was issued by (“CARF”) canceling the assessment regarding one of the cases, covering the calendar year 2010. For cases involving calendar years 2015 and 2016, the Company received unfavorable decisions, in the administrative level, in three out of four cases. The Company filed a lawsuit to discuss the matter and awaits a decision by the first level judicial court. In July 2024, the Lower Administrative Court rendered a favorable decision to the Company in one case related to the 2012 calendar year (approximately R$1.4 billion). The Company awaits notification of the decision in order to assess, together with its external advisors, any potential impacts on the likelihood of loss of this portion of the contingency. In January 2025, the Company received new assessments related to 2019 calendar year and submitted administrative defenses. In September 2025, the Company received an unfavorable decision from the first-level administrative court, and appealed to CARF. The other cases are still awaiting final decisions at both administrative and judicial courts.

In connection with the disallowance of tax paid abroad, the RFB filed additional tax assessments to charge isolated fines due to the lack of monthly prepayments of income tax as a result of allegedly undue deductions of taxes paid abroad. The Company has received tax assessments charging such fines for the calendar years 2015 to 2020. For the tax assessments related to the periods of 2016, 2018 and 2019, Ambev received unfavorable decisions from the first-level administrative court and filed appeals in connection therewith, which are pending judgment by the Lower Administrative Court. In August 2024, for the tax assessments related to the periods of 2015 and 2017. The first decision was unfavorable and the Company filed an appeal to the Upper Administrative Court. In august 2025, the Company was notified of such decision and appealed to the judicial courts. The second decision rendered by CARF, relating to calendar year 2017, was favorable to the Company. This decision is not final and the tax authorities have filed an appeal to the Upper Administrative Court.

In October 2025, the Company received a new tax assessment charging isolated fine for calendar year 2020and filed a defense to the First-Level Administrative Court that is pending judgment.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, is approximately R$19.1 billion as of December 31, 2025 (R$15.9 billion as of December 31, 2024), and, due to the assessment of the likelihood of loss, no provision was made in the period. This uncertain tax treatment, according to IFRIC, regarding income tax credits paid abroad, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2018, 2020-2025). If new questions arise in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these potential new discussions would be consistent with the periods already assessed.

	19,091	15,932
3

Foreign Earnings

Since 2005, the Company and some of its subsidiaries have been subject to tax assessments filed by the RFB relating to the taxation in Brazil of profits earned by subsidiaries domiciled abroad under various arguments. The Company is challenging these assessments in the administrative and judicial courts.

In 2022 and 2023, CARF rendered favorable and partially favorable decisions to the Company, related to 2012 and 2014 calendar year. The decisions cancelled part of the disputed tax assessments, recognizing the validity of the methodology adopted by the Company with respect to the taxation of foreign profits and the goodwill amortization by foreign subsidiaries. Part of these decisions became final, representing the cancellation of the related tax contingency in the approximate amount 1.0 billion Brazilian real as of 30 September 2024. In August 2024 Ambev received a partially favorable decision from the first-level administrative court with respect to a tax assessment related to the 2018 calendar year. Both Ambev and the tax authorities filed appeals and the case awaits decision by CARF. In November 2024, Ambev received a new tax assessment relating to the taxation of foreign profits for calendar year 2019 and filed a defense, the outcome of which was partially favorable to the Company. The Company filed an appeal to CARF which is awaiting judgment. In December 2025, the Company received a new tax assessment relating to calendar year 2020 and will file the defense with the first-level administrative court. In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the tax credits, as well as favorable first-level decisions, which remain subject to review by the second-level judicial court.

The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$8.0 billion as of December 31, 2025 (R$5.7 billion as of December 31, 2024).

This uncertain tax treatment, according to IFRIC 23, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2021-2025). If new inquiries arise in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these eventual new discussions would be consistent with the periods already assessed.

	7,996	5,667

4

Goodwill Inbev Holding

In December 2011, the Company received a first tax assessment issued by the RFB mainly related to the disallowance of goodwill amortization expenses for the tax years 2005 to 2010, resulting from the incorporation of InBev Holding Brasil S.A. Partially favorable administrative decisions were rendered in this matter. In response to these decisions, the Company filed judicial measures to challenge the issues in which it was unsuccessful at the administrative level, which are awaiting judgment.

In June 2016, Ambev received a second tax assessment issued by the RFB regarding the disallowance of the remaining portion of the aforementioned goodwill amortization for the tax years 2011 to 2013. In April 2023, the Company obtained a partially favorable and final decision. For the portion of the dispute in which it was unsuccessful, the Company filed a judicial measure, which is awaiting judgment by the first-instance judicial court.

The updated value of this uncertain tax treatment, as per IFRIC 23, amounted to approximately R$7.7 billion as of December 31, 2025 (R$6.8 billion as of December 31, 2024), and, due to the assessment of the likelihood of loss, no provision was made in the period. Regarding this ongoing dispute, all periods affected by this uncertain tax treatment have already been subject to assessments by the RFB. In the event that the Company is required to pay this amount, Anheuser-Busch InBev SA/NV will reimburse the proportional amount (70%) of its benefit from the goodwill amortization, as well as the respective costs, pursuant to the "Reimbursement Agreement" executed on December 21, 2011, between Companhia de Bebidas das Américas - Ambev and Anheuser-Busch InBev SA/NV.

	7,689	6,836
5

Goodwill BAH

In October 2013, Ambev received a tax assessment related to the goodwill amortized in the calendar years 2007 to 2012 resulting from the incorporation of Beverage Associates Holding Limited ("BAH") into Ambev. In April and August 2018, Ambev received two new tax assessments related to the disallowance of the amortization of the remaining portion of the mentioned goodwill in the calendar years 2013 and 2014.

In the administrative level, partially favorable decisions were rendered in favor of the Company regarding the qualified fine and the statute of limitations for one of the periods under discussion. In response to these decisions, the Company filed lawsuits to the judicial level to challenge the unfavorable portion of the administrative decisions and obtained favorable decisions in the first-level judicial court. These favorable decisions are not final and are subject to review by the second-level judicial court.

The updated assessed amount of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$1.6 billion as of December 31, 2025 (R$1.5 billion as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made in the period. Regarding this discussion, all periods impacted by the aforementioned uncertain tax treatment have already been subject to tax assessments by the RFB.

	1,589	1,482
6

Goodwill CND Holding

In November 2017, the Company received a tax assessment related to the amortization of goodwill for calendar years 2012 to 2016 resulting from the incorporation of CND Holdings into Ambev. In the administrative level, a partially favorable decision was rendered by CARF, which was appealed to the CSRF by both the Company and RFB.

In February 2024, the Company presented a request to withdraw the Special Appeals filed, which was accepted by CSRF, and a result, CARF’s initial partially favorable decision prevailed representing a reduction in the contingency. The Company filed judicial proceedings relating to the unfavorable portion of the decision which awaits decision from the first level judicial court.

In October 2022, the Company received a new tax assessment charging the remaining value of the goodwill amortization in calendar year 2017. The Company received, an unfavorable decision from the first-level administrative court, against which both the Company and tax authorities appealed. In August 2024, the Company received a favorable decision from CARF. In December 2025, the Company was notified of the decision and filed an appeal (motion for clarification) to CARF whereas the tax authorities appealed to CSRF. Both appeals are pending decisions. The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$1.0 billion as of December 31, 2025 (R$1.0 billion as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made during the period. With regard to this discussion, all periods affected by the said uncertain tax treatment have already been subject to tax assessments by the RFB.

	1,040	962

7

Goodwill MAG

In December 2022, CRBS S.A. (a subsidiary of Ambev) received a tax assessment related to the goodwill amortized in the calendar years 2017 to 2020 resulting from the acquisition and incorporation of RTD Barbados into CRBS. CRBS received a partially favorable decision by the first-level administrative court, which was appealed by both CRBS and the tax authorities. In October 2025, CARF rendered a partially favorable decision to CRBS with respect to the qualified penalties applied, but unfavorable by tie-vote, confirming the disallowance of goodwill amortization. This decision is not final and CRBS awaits formal notification to evaluate possible impacts and take necessary actions. The updated assessed amount of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$330 million as of December 31, 2025 (R$301 million as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, continued to be applied by CRBS and impacted subsequent calendar years to those assessed (2021-2022). If new inquiries arise in the future, on the same basis and with the same grounds as the tax assessment mentioned, the Company estimates that the outcome of these eventual new discussions would be consistent with the periods already assessed.

	330	301
8

Presumed Profit

In April 2016, Arosuco (a subsidiary of Ambev) received an assessment related to the use of presumed profit for the calculation of IRPJ and CSLL instead of the actual profit method. In September 2017, Arosuco was notified of the unfavorable decision in the first-level administrative court and filed an appeal. In 2019, a final favorable decision was issued by CARF, canceling the assessment.

In March 2019, Arosuco received a new tax assessment on the same matter and filed a defense. In October 2019, the first-level administrative court issued an unfavorable decision and Arosuco filed an appeal. In February 2024, CARF issued a favorable decision to Arosuco, which was appealed by the tax authorities to CSRF. In September 2025, CSRF rendered an unfavorable decision to Arosuco, and remanded the case to CARF for new trial. Arosuco estimates that the updated assessed value of this uncertain tax treatment, in accordance w4ith IFRIC 23, is approximately R$601.3 million as of December 31, 2025 (R$557.7 million as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made in the period. With respect to this discussion, all periods affected by this uncertain tax treatment have already been subject to tax assessments by the RFB.

	601	558
9

Disallowance on Income Tax deduction

In January 2020, Arosuco, a subsidiary of Ambev, received a tax assessment from the Brazilian Federal Tax Authorities regarding the disallowance of the income tax reduction benefit provided for in Provisional Measure No. 2199-14/2001, for calendar years 2015 to 2018, and an administrative defense was filed. In October 2020, the First-Level Administrative Court rendered an unfavorable decision to Arosuco. Arosuco filed an appeal against the aforementioned decision.

In February 2024, the Lower Administrative Court rendered a partially favorable decision in favor of Arosuco recognizing its right to benefit from the income tax reduction, which was appealed by the tax authorities and confirmed by the Administrative Council of Tax Appeals (CARF) in August 2025. The remaining unfavorable portion of the decision concerns approximately R$0.1 billion and relates to the claim regarding a difference in the methodology for calculating the benefit. Due to the confirmation of the favorable portion of the decision, there has been a reduction in the possible contingency of approximately R$2.8 billion.

The updated assessed amount related to this uncertain tax position as of 31 December 2025, as per IFRIC 23, is approximately R$0.2 bilion (R$2.9 bilion as of 31 December 2024). Ambev has not recorded any provisions for this matter based on the probability of loss.

This uncertain tax position, as per IFRIC 23, continued to be applied by Arosuco impacting calendar years following those assessed (2020-2024) in which it benefited from the income tax reduction provided for in Provisional Measure No. 2199-14/2001. In the event Arosuco is questioned on this matter for future periods, and on the same basis and arguments as the aforementioned tax assessment, Arosuco management estimates that the outcome of such potential further assessments would be consistent with the previously assessed periods.

	192	2,861

	Indirect taxes	Estimates (in million of Brazilian Reais)
#	Description of the main proceedings	2025	2024
1

ICMS-ST Trigger

Over the years, Ambev has been receiving tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities contend that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels. In February 2025, the STF rendered its judgment on Topic 816, establishing a limit of 20% for late payment fines. This decision is applicable to certain cases under consideration and represents a reclassification of potential loss from possible to remote, amounting to R$0.8 billion. In July 2025, Law No. 25,378/2025 of the state of Minas Gerais, which limits the application of isolated fines to maximum of 50% of the tax due, was enacted. This law is applicable to a portion of the cases under discussion and resulted in a reclassification of approximately R$1 billion from possible to remote loss. In November 2025, Ambev received new tax claims from the State of Maranhão in the amount of approximately R4 1.4 billion. The Company estimates that the total updated amount of possible risk involved in the proceedings related to this matter, as of December 31, 2025, is approximately R$12.0 billion (R$12 billion on December 31st, 2024).

		11,987	11,966

2

Manaus Free Trade Zone (“MFTZ”) – IPI and PIS/COFINS

In Brazil, goods manufactured within the MFTZ intended for remittance elsewhere in Brazil are exempt and/ or zero-rated from excise tax (“IPI”) and social contributions (“PIS/COFINS”).

With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.

In April 2019, the STF announced its judgment on Extraordinary Appeal No. 592.891/ /SP, with binding effect, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the MFTZ. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF. The cases are being challenged at both the administrative and judicial levels.

Ambev’s, through its subsidiary Arosuco, has also been receiving charges from the Brazilian Federal Tax Authorities in relation to PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries. The companies continue to challenge the assessments received at administrative and judicial levels.

The company estimates that the updated value classified as possible loss involved in these proceedings, as of December 31, 2025, is approximately R$7.3 billion (R$6.8 billion on December 31, 2024).

	7,257	6,817
3

IPI Suspension

In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels. In July 2022, Ambev received the first judicial decision on this matter; the decision was unfavorable to Ambev, and it filed an appeal. In October 2022, the Upper Administrative Court rendered a partially favorable decision to Ambev in one of the cases related to this matter, which ordered a tax audit to determine the amount of the tax already effectively paid. In January 2024, Ambev was notified of the results of the tax audit, which were partially favorable to Ambev, reducing 98% of the amount alleged to be owed by Ambev in this case, which corresponds to R$916 million. Ambev has filed a lawsuit against the unfavorable portion of the decision. In December 2024 the case was judged unfavorably to Ambev and is pending appeal. The Company estimates that the updated value classified as possible loss involved in these proceedings, as of December 31, 2025, is approximately R$1.3 billion (R$1.1 billion on December 31, 2024).

	1,264	1,098
4

ICMS – ZFM

In 2018 and 2021, Ambev received tax assessments from the State of Rio Grande do Sul and São Paulo charging alleged differences in ICMS resulting from the disallowance of credits originating from operations with suppliers located in the MFTZ. Regarding the infraction notice issued by the state of Rio Grande do Sul, the outcome was unfavorable at the administrative level and the Company has filed an appeal at the judicial level against the unfavorable portion of the decision. With respect to the assessments issued by the State of São Paulo, all were decided unfavorably to Ambev at the first administrative level, and Ambev has filed appeals at the second administrative level. In two of these cases, Ambev received unfavorable decisions from the second administrative level, which is not final and has been appealed to the Upper Administrative Court. The Company is litigating the matter in the administrative tribunals of the states. The Company estimates that the updated value classified as a possible loss involved in these proceedings, as of December 31, 2025, is approximately R$961.1 million (R$882.5 million on December 31, 2024).

	961	883
5

ICMS – PRODEPE

In 2015, Ambev received tax assessments issued by the State of Pernambuco for the collection of ICMS differences due to the alleged non-compliance with the rules of the Pernambuco Development Program - "PRODEPE," due to the rectification of its ancillary obligations.

In 2017, the Company obtained a final favorable decision recognizing the nullity of one of the infraction notices, due to formal errors. However, in September 2018, Ambev received a new tax assessment to discuss the same matter. In June 2020, Ambev received a partially favorable decision at the first administrative level that recognized new formal errors in the tax assessment. The favorable portion of the decision became final in 2023. The second administrative level did not recognize Ambev’s appeal of the unfavorable portion of the decision, which Ambev then appealed at the judicial level in March 2024 where it await judgment. Finally, there are other cases being challenged at both the administrative and judicial levels. The Company estimates that the total updated value of possible risk involved in the proceedings related to this matter, as of December 31, 2025, is approximately R$924 million (R$915.6 million on December 31, 2024).

	924	916
6

ICMS – FAIN

In recent years, Ambev has received tax assessments issued by the State of Paraíba for the collection of ICMS related to the Fund for Industrial Development Support of Paraíba (FAIN). The infractions stem from a controversy regarding the transfer of the tax incentive from the former Companhia de Bebidas das Américas to its successor Ambev S.A., as well as methodological issues regarding the calculation of the benefit. The Company is contesting these infractions in administrative and judicial courts. Ambev estimates that the updated value classified as a possible loss involved in these proceedings, as of December 31, 2025, is approximately R$762million (R$707.3 million on December 31, 2024).

	762	707

7	ICMS - AM In 2016, Ambev received tax assessments from the State of Amazonas for alleged differences in ICMS due to alleged differences regarding the calculation base applied in sales operations from Ambev to its subsidiaries. After unfavorable decisions at the administrative level, in 2024 Ambev has filed appeals at the judicial level against the unfavorable portion of the decisions. Ambev estimates that the updated value classified as a possible loss involved in these proceedings, as of December 31, 2025, is approximately R$705 million (R$643.1 million on December 31, 2024).	705	643
8

ICMS – MIP

The company and its subsidiaries have been receiving assessments from State Tax Authorities over the years, disallowing ICMS credits and demanding payment of the Differential Tax Rate (DIFAL) on the acquisition of intermediate production materials. According to the tax authorities, such materials are not physically related to the productive activity of the companies and therefore should be considered as goods for consumption, which do not entitle tax credits taxpayers. Considering these allegations as illegitimate, the companies are challenging these assessments before administrative and judicial courts. Provisions have been made for cases related to this matter, with an updated value of approximately R$80 million as of December 31, 2025 (R$ 108 million in December 2024). The Company estimates the possible loss related to this matter to be, as of December 31, 2025, approximately R$680 million (R$595.2 million as of December 31, 2024).

		680	595
9

Social contributions – Other Credits

In 2022, Ambev received a tax assessment and administrative decisions challenging the offsetting regarding certain PIS/COFINS’ credits. The tax authorities primarily argue that (i) certain credits claimed by Ambev are unrelated to the production proceedings and (ii) Ambev has not adequately demonstrated its right to utilize such credits. The assessment was challenged at the administrative level and after a partially favorable judgment, Ambev filed an appeal with CARF, which resulted in the proceeding being remanded for tax expert examination in September 2024. As for the decisions not approving the offset, they are still pending judgement at the first administrative level.

The Company estimates the possible loss related to this matter to be, as of December 31, 2025, approximately R$615.1 million (R$559.7 million as of December 31, 2024).

		615	560
10

Social Contributions over products

Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. Considering these assessments to be illegitimate, the Company has challenged them in both administrative and judicial courts. In March 2023, CARF issued favorable decisions in favor of the Company in the last two cases pending in the administrative sphere, recognizing the tax treatment applied by the Company to the granted bonuses as correct. In July 2024, the Company was notified of these decisions, which, due to not being challenged by the Office of the Attorney General of the National Treasury, resulted in definitive successes amounting to approximately R$1.2 billion. In the judicial level, the Company is awaiting a ruling on an appeal by the Federal Regional Court after receiving an unfavorable decision in the first instance.

The Company estimates that the amount involved in the proceedings as at December 31, 2025, classified as a possible loss, is approximately R$554 million (R$558 million as of December 31, 2024).

		554	558
11	ICMS – Fiscal War Over the years, the Company and its subsidiaries have received tax assessments from the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, related to the legality of the appropriation of ICMS credits in transactions covered by tax incentives granted by other states. The Company is challenging these assessments in administrative and judicial courts. Ambev estimates that the updated amount involved in the cases, as of December 31, 2025, still classified as possible loss, is approximately R$537 million (R$499.5 million as of December 31, 2024).	537	500

	Other proceedings	Estimates (in million of Brazilian Reais)
#	Description of the main proceedings	2025	2024
1	Proposed class action in Quebec Labatt and other, third-party defendants have been named in a proposed class action lawsuit in the Superior Court of Quebec seeking unquantified compensatory and punitive damages. The plaintiffs allege that the defendants failed to warn of certain specific health risks of consuming defendants’ alcoholic beverages. A sub-class of plaintiffs further alleges that their diseases were caused by the consumption of defendants’ products. The proposed class action has not yet been authorized by the Superior Court.	-	-

2

Tax Fines on Brazilian Corporate Income Tax Ancillary Obligation.

Since 2021, the Company has been receiving tax assessment charging penalties related to the elaboration of Brazilian Corporate Income Tax Ancillary Obligation with allegedly inaccurate, incorrect, or omitted information. The Company has three assessments on this matter, involving calendar years 2018, 2019 e 2020.

Regarding the 2018 calendar year, Ambev received a partially favorable decision from the first-level administrative court and filed an appeal to CARF, which is pending judgment. In November 2024, Ambev received a tax assessment for the 2019 calendar year and, in May 2025, received an unfavorable decision from the First-Level Administrative Court. Ambev filed an appeal to CARF that is pending judgment. In December 2025, Ambev received a tax assessment for the 2020 calendar year and will file the defense to the First-Level Administrative Court. The Company estimates the possible loss related to this matter to be, as of December 31, 2025, approximately R$994 million (R$699.6 million as of December 31, 2024).

	994	700

27.2.2 Tax proceeding initiated by the Group

The Company is also a party on other tax proceedings in which it is the plaintiff and discusses the possibility of recovering or avoiding the payment of taxes that, in the Administration's view, lack constitutional and/or legal support for their enforcement. As disclosed on the accounting policy, the Company does not recognize contingent assets in its financial statements. If the inflow of economic benefits becomes probable, based on a forecast assessment conducted by external legal advisors in conjunction with the internal assessment of the Administration, the Company discloses the contingent asset. When the inflow of economic benefits becomes virtually certain, such as when a final judgment is rendered in the case and the gain can be reliably estimated, the asset is no longer contingent, and the Company recognizes it in the financial statements in period in which the estimate has changes.

The most relevant contingent assets are summarized in the table below.

Contingent assets
#	Description of the main proceedings
1

Cerbuco Brewing Inc. arbitration

Cerbuco Brewing Inc. (“Cerbuco”), a Canadian subsidiary of Ambev, owns a 50% equity ownership in Cerveceria Bucanero S.A. (“Bucanero”), a joint venture in Cuba. In 2021, Cerbuco initiated an arbitration proceeding at the International Chamber of Commerce (“ICC”), relating to a potential breach of certain obligations in connection with the joint venture. On 24 October 2024, the ICC released an arbitration award partially favorable to Cerbuco. The decision is final and the second phase of the arbitration for quantification of damages is ongoing. In May 2025, Cerbuco was notified of an annulment action filed by Coralsa (its partner in the joint venture) in Paris, against the arbitral award. The proceedings are ongoing, and no decision has been rendered in the case to date. The outcome of both proceedings which may trigger other actions, including reevaluating IFRS 10 - Consolidated Financial Statements application.

2

Federal taxation on VAT Incentives

After the enactment of Law No. 14,789, effective as of Jan 1st, 2024, the VAT incentives deemed as “government grants for investment”, began being taxed for IRPJ/CSLL and PIS/COFINS purposes. With that respect, Ambev and some of its subsidiaries in Brazil have filled their own legal procedures to challenge the legal aspects of the newly enacted Law. During 2024 and 2025, some of the companies obtained favorable judicial decisions related to VAT Incentives deemed as ICMS presumed credits which relief them, from the calculation periods starting after each decision was issued, from taxing IRPJ/CSLL and PIS/COFINS, having those decisions amounted to, until December 31, 2025, the accumulated amounts of R$172 million and R$542 million, respectively.

Accounting policies

Provisions are recognized when: (i) the Company has a present obligation (legal or constructive) resulting from past events; (ii) it is likely that a future disbursement will be required to settle the current obligation; and (iii) the amount of the obligation can be estimated reliably.

Provisions, except for those mentioned in the line item disputes and litigation, are determined by discounting the expected future cash flow, to a pre-tax rate, which reflects the current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

Measuring the probability of loss includes evaluating the available evidence, the hierarchy of laws, the most recent court decisions, court precedents, their legal relevance, the history of occurrences and the amounts involved and the assessment of external lawyers.

a) Disputes and Litigations

A provision for disputes and litigation is recognized when it is more likely than not that the Company will be required to make future payments as a result of past events. Such items may include but are not limited to, claims, suits and actions filed by or against the Company relating to antitrust laws, violations of distribution and license agreements, environmental matters, employment-related disputes, claims from the tax authorities, and other matters.

b) Contingent liabilities

The Company and its subsidiaries have tax, civil and labor lawsuits defined as contingent liabilities, according to IAS 37 - Provisions, Contingent Liabilities and Contingent Assets, for which no provision has been recorded, due to the prognosis assessment carried out by Management. Contingent liabilities are not recognized but are disclosed in this note.

c) Contingent Assets

Contingent assets are evaluated periodically to ensure that the stages of the claims are appropriately reflected in the financial statements. Contingent assets are not recognized, except when the Company's management believes that it is certain that an inflow of economic benefits will occur, in which case the asset and the corresponding gain are recognized in the financial statements for the period in which the change in estimate occurs. If the inflow of economic benefits becomes probable, the Company discloses the contingent asset.

d) Restructuring

A provision for restructuring is recognized when the Company has approved a detailed restructuring plan, and the restructuring has either commenced or been announced. Costs relating to the ongoing and future activities of the Company are not provided for but are recognized when expenses are incurred. The provision includes the benefit commitments in connection with early retirement and redundancy schemes.